                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                January 6, 1995
                     -------------------------------------
                       (Date of earliest event reported)



                            BankAmerica Corporation
                    --------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     1-7377                  94-1681731
- -----------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
- ----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



                                 415-622-3530
- -----------------------------------------------------------------------------
             (Registrant's telephone number, including area code)




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     Item 5.   Other Events.
               ------------

          Attached hereto as Exhibit 99 is a copy of a joint press release from BankAmerica Corporation and Arbor National Holdings, Inc. dated January 16, 1995 titled "ARBOR National Holdings/BankAmerica Merger -- Regulatory Approvals Received."


     Item 7.   Financial Statements, Pro Forma
               -------------------------------
               Financial Information and Exhibits.
               ----------------------------------

     (a) Financial Statements of Businesses Acquired
          Not applicable.

     (b) Pro Forma Financial Information
          Not applicable.

     (c) Exhibits


Exhibit Number          Description
- --------------          -----------

     99 BankAmerica Corporation and Arbor National Holdings, Inc. joint press release dated January 16, 1995 titled "ARBOR National/BankAmerica Merger -- Regulatory Approvals Received."



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BANKAMERICA CORPORATION
                                               -----------------------
                                                     (Registrant)



Date:  January 17, 1995
                                            By    /s/ James H. Williams
                                                ------------------------------
                                                      James H. Williams
                                                   Executive Vice President




                                       2
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                                 EXHIBIT INDEX



Exhibit Number          Description

     99 BankAmerica Corporation and Arbor National Holdings, Inc. joint press release dated January 16, 1995 titled "ARBOR National/BankAmerica Merger -- Regulatory Approvals Received."